UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2006
PROLOGIS

(Exact name of registrant as specified in charter)

Maryland	1-12846	74-2604728
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 567-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 27, 2006, ProLogis and certain of its affiliates entered into a First Amendment (the “Amendment”) to Global Senior Credit Agreement (the “Global Facility”) with various lenders and Bank of America, N.A., as global administrative agent. The Global Facility provides for the making of revolving loans and the issuance of letters of credit, denominated in U.S. dollars and other specified currencies, to or for the account of ProLogis and/or such affiliates. The Amendment increases the capacity of the Global Facility to $3.4 billion from $2.6 billion and includes an expansion feature of up to $4.0 billion.
     The Amendment did not change the pricing of the Global Facility or the term of the Global Facility, which is scheduled to mature on October 6, 2009 (for all currencies except the renmibi, which matures in May 2009). Subject to the satisfaction of certain conditions, the Global Facility may be extended at ProLogis’s option to October 6, 2010.
     The Amendment has been filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.
     On June 21, 2006 ProLogis commenced an offer, upon the terms and subject to the conditions set forth in the prospectus supplement, dated June 21, 2006, and the letter of transmittal delivered to investors and filed herewith, to exchange an aggregate principal amount of up to $900,000,000 of ProLogis’ 5.250% Notes due 2010 and 5.625% Notes due 2015, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of ProLogis’ unregistered, issued and outstanding 5.25% Notes due 2010 and 5.625% Notes due 2015 from the registered holders thereof. The offer is being made in order to satisfy certain obligations of the ProLogis contained in the Registration Rights Agreement, dated November 2, 2005, by and among the ProLogis and the initial purchasers referred to therein. The offer will expire at 5:00 p.m. Eastern Daylight Time on July 21, 2006, unless ProLogis extends the offer.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements of Business Acquired
     None.
     (b) Pro Forma Financial Statements
     None
     (c) Exhibits

Exhibit 10.1	First Amendment to Global Senior Credit Agreement, dated as of June 27, 2006, among ProLogis, certain of its subsidiaries, Bank of America, N.A., as Global
Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and
a U.S. L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian
Funding Agent and a Canadian L/C Issuer, ABN AMRO Bank N.V., as Global Syndication
Agent, Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, Sumitomo
Mitsui Banking Corporation, as a Global Documentation Agent, Yen Tranche Bookrunner,
KRW Tranche Bookrunner, Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer,
Bank of America, N.A., acting through its Shanghai Brach, as RMB Funding Agent,
JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as Global Documentation
Agents, the other lenders party thereto and Banc of America Securities LLC and ABN AMRO
Bank N.V., as Global Joint Lead Arrangers and Global Joint Book Runners

Exhibit 99.1	Letter of Transmittal

Exhibit 99.2	Notice of Guaranteed Delivery

Exhibit 99.3	Letter to Brokers, Dealers and Other Nominees

Exhibit 99.4	Letter to Clients
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Dated: July 3, 2006	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	First Amendment to Global Senior Credit Agreement, dated as of June 27, 2006, among ProLogis, certain of its subsidiaries, Bank of America, N.A., as Global
Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and
a U.S. L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian
Funding Agent and a Canadian L/C Issuer, ABN AMRO Bank N.V., as Global Syndication
Agent, Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, Sumitomo
Mitsui Banking Corporation, as a Global Documentation Agent, Yen Tranche Bookrunner,
KRW Tranche Bookrunner, Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer,
Bank of America, N.A., acting through its Shanghai Brach, as RMB Funding Agent,
JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as Global Documentation
Agents, the other lenders party thereto and Banc of America Securities LLC and ABN AMRO
Bank N.V., as Global Joint Lead Arrangers and Global Joint Book Runners

Exhibit 99.1	Letter of Transmittal

Exhibit 99.2	Notice of Guaranteed Delivery

Exhibit 99.3	Letter to Brokers, Dealers and Other Nominees

Exhibit 99.4	Letter to Clients